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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 22, 1996

                              Mycogen Corporation
                              -------------------
             (Exact name of registrant as specified in its charter)


        California                      0-15881                 95-3802654
        ----------                      -------                 ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                5501 Oberlin Drive, San Diego, California, 92121
                ------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: 619-453-8030

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


ITEMS 1. - 4.  Not applicable.

ITEM 5.  OTHER EVENTS.

The Registrant's Amended and Restated Rights Agreement by and between Registrant and Bank of Boston and filed on November 28, 1995, as an exhibit to the Registrant's Form 8-K and incorporated herein by this reference, was amended by that certain Amendment No. 1 to Amended and Restated Rights Agreement which deleted all references to The Lubrizol Corporation.

ITEM 6.  Not applicable.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.
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     Exhibit Number   Description
     --------------   -----------
          4.1         Amendment No. 1 to Amended and Restated Rights Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Mycogen Corporation
                                            -------------------
                                            (Registrant)

Date:  March 22, 1996                       /s/ James A. Baumker
       --------------                       ----------------------
                                            James A. Baumker
                                            Vice President,
                                            Chief Financial Officer,
                                            Chief Accounting Officer

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